                                  EXHIBIT 99.3

                           NATIONAL AUTO CREDIT, INC.

                 COMPENSATION AND STOCK OPTION COMMITTEE CHARTER

1. PURPOSE

The basic responsibility of the Compensation and Stock Option Committee of the
Board of Directors (the "Committee") of National Auto Credit, Inc. (the
"Company") is to review the performance and development of the management of the
Company in achieving corporate goals and objectives and to assure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, the Committee will oversee, review and administer all compensation, equity and employee benefit plans and programs.

2. COMPOSITION OF THE COMMITTEE

The Committee will consist of two or more directors, each of whom shall be (a)
an "independent director" as required by the rules of The Nasdaq Stock Market,
Inc. ("Nasdaq"), (b) a "Non-Employee Director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (c) an
"outside director" within the meaning of Section 162(m) of the Internal Revenue
Code, as amended (the "IRS Code"). Each appointed Committee member will be subject to annual reconfirmation by the Board of Directors of the Company (the
"Board") and may be removed by the Board at any time. The Committee's composition shall at all times comply with the relevant rules and regulations of the United States Securities and Exchange Commission ("SEC"), the Nasdaq
Marketplace Rules (until such time as the Company's securities are listed on an exchange other than Nasdaq), the New York Stock Exchange or any other national securities exchange to which the Company is, or may become, subject.

3. RESPONSIBILITIES AND DUTIES

In carrying out its purpose, the Committee will have the following responsibilities and duties:

     o    Review annually and approve the Company's compensation strategy to ensure that employees of the Company are rewarded appropriately for their contributions to company growth and profitability.

     o    Review annually and approve corporate goals and objectives relevant to executive compensation and evaluate performance in light of those goals.

     o    Review annually and determine the individual elements of total compensation for the Chief Executive Officer and all other officers
          (as such term is defined in Rule 16a-1(f) under the Exchange Act) of the Company, and communicate in the annual Board Compensation and
          Stock Option Committee Report-- to be issued to the Board and

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          shared with the Company's shareholders-- the factors and criteria on which the Chief Executive Officer's and all other executive officers'
          (as such term is defined in Rule 3b-7 under the Exchange Act )
          compensation for the last year was based. The approval of senior executive compensation by the Committee shall be in addition to the approval required from the Company's independent directors under
          Article III, Section 9(c) of the Company's By-Laws.

     o    Approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company's officers.

     o    Review and recommend compensation for non-employee members of the
          Board, including but not limited to the following elements: retainer, meeting fees, committee fees, committee chair fees, equity or stock compensation, benefits and perquisites, subject to the restrictions on such compensation set forth in the Company's By-Laws.

     o    Make and approve stock option grants and other discretionary awards under the Company's stock option or other equity incentive plans to all persons who are Board members or officers.

     o    Review and implement an appropriate combination of cash compensation
          (base salary and bonus) and non-cash compensation designed to give performance incentives based upon the Company's revenues, earnings, common stock price or other appropriate criteria.

     o    Grant stock options and other discretionary awards under the Company's stock option or other equity incentive plans to all other eligible individuals in the Company's service. Any grants of stock options to directors or officers shall be subject to the Committee's approval and shall be made in compliance with relevant SEC rules and regulations and Nasdaq rules and regulations (unless the Company's shares are hereafter traded on an exchange other than Nasdaq, in which case the
          Nasdaq rules and regulations shall not apply). The Committee may delegate to one or more corporate officers designated by the Committee the authority to make grants to eligible individuals (other than any such corporate officer) who are not officers, provided that the
          Committee shall have fixed the price (or a formula for determining the price) and the vesting schedule for such grants, approved the form of documentation evidencing such grants, and determined the appropriate number of shares or the basis for determining such number of shares by position, compensation level or category of personnel. Any corporate officer(s) to whom such authority is delegated shall regularly report to the Committee the grants so made. Any such delegation may be revoked at any time by the Committee.

     o    Amend the provisions of the Company's stock option or other equity incentive plans, to the extent authorized by the Board, and make recommendations to the Board with respect to incentive compensation and equity-based plans.

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     o    Approve for submission to the shareholders stock option or other equity incentive plans or amendments thereto.

     o    Oversee and periodically review the operation of all of the Company's employee benefit plans, including but not limited to [LIST PLANS].
          Responsibility for day-to-day administration of such plans, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, need not be performed by the Committee directly and may be performed by Company personnel instead.

     o    Ensure that the Company's annual incentive compensation plan is administered in a manner consistent with the Company's compensation strategy and the terms of such plan, including but not limited to the following: participation, target annual incentive awards, corporate financial goals, actual awards paid to officers of the Company, total funds reserved for payment under the plan, and potential qualification under IRS Code Section 162(m), including the certification that any performance goals were satisfied..

     o    Review matters related to management performance, compensation and succession planning (including periodic review and approval of Chief
          Executive Officer and other officer succession planning) and executive development for executive staff.

     o    Approve senior executive separation packages and senior executive severance benefits (in conjunction with the approval required from the
          Company's independent directors under Article III, Section 9(c) of the
          Company's By-Laws), whether such packages or benefits are within or outside of the ordinary limits of the Company's incentive compensation plan.

     o    Have full access to the Company's executives and personnel as necessary to carry out its responsibilities.

     o    Obtain such data or other resources as it deems necessary to perform its duties, including but not limited to obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company's officers and other key employees.

     o    Have responsibility for the review and approval of all reports and summaries of compensation policies and decisions as may be appropriate for operational purposes or as may be required under applicable law.

     o    Perform any other activities consistent with this Charter, the
          Company's By-Laws and relevant law as the Committee or the Board deems necessary or appropriate.

     o    Review the Committee's Charter from time to time and recommend any changes thereto to the Board.

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     o    Report to the Board on the major items covered at each Committee meeting.

Notwithstanding the foregoing, any action of the Committee may be subject to
Board review and may be revised, modified or rescinded by the Board.

4. COMMITTEE MEETINGS

The Committee will meet at least on an annual basis, or more frequently as is may deem advisable or necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or by the management of the
Company. Minutes of each meeting will be kept and duly filed together with the records of the meetings of the Board. Reports of meetings of the Committee will be made to the Board at the Board's next regularly scheduled meeting following the Committee meeting, accompanied by any recommendations to the Board approved by the Committee. The Chief Executive Officer of the Company may not be present during voting or deliberations by the Committee.

The Committee will also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter. A majority of the total number of members of the Committee shall constitute a quorum at all Committee meetings, and the actions, recommendations and findings approved by a majority of the members of the Committee shall be binding upon the Committee.

5. COMPLIANCE WITH RULES OF SEC AND THE COMPANY'S EXCHANGE

The Committee shall comply with the relevant rules and regulations of the SEC, the Nasdaq Marketplace Rules (until such time as the Company's securities are listed on an exchange other than Nasdaq), the New York Stock Exchange or any other national securities exchange to which the Company is, or may become, subject.

Adopted November 3, 2005

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